SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2022

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	001-34155	37-1567871
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

702 North Shore Drive, Suite 300, Jeffersonville, Indiana	47130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 283-0724

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FSFG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On December 5, 2022 (the “Notice Date”), First Savings Financial Group, Inc. (the “Company”) notified Monroe Shine & Co., Inc. (“Monroe Shine”) of its dismissal as the Company's independent registered public accounting firm effective upon the completion of its audit of the Company’s consolidated financial statements for the fiscal year ended September 30, 2022. The decision to dismiss Monroe Shine was approved by the Audit Committee of the Company’s Board of Directors. The dismissal of Monroe Shine was not related to any disagreements with Monroe Shine on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Monroe Shine’s audit reports on the Company’s consolidated financial statements for each of the past two fiscal years ended September 30, 2020 and September 30, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended September 30, 2021 and September 30, 2022 and the subsequent interim period from October 1, 2022 through the Notice Date: (i) there were no disagreements with Monroe Shine on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Monroe Shine's satisfaction, would have caused Monroe Shine to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).

Before filing this Current Report on Form 8-K with the SEC, the Company provided Monroe Shine with a copy of the disclosures contained in this Item 4.01(a) and requested that Monroe Shine issue a letter, addressed to the SEC, stating whether Monroe Shine agrees with the statements contained in this Item 4.01(a). A copy of Monroe Shine’s letter dated December 5, 2022, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On the Notice Date, the Company notified FORVIS, LLP (“FORVIS”) that it had been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2023. The selection of FORVIS was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended September 30, 2021 and September 30, 2022 and the subsequent interim period from October 1, 2022 through the Engagement Date, neither the Company nor anyone on its behalf consulted with FORVIS regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that FORVIS concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

16.1	Letter of Monroe Shine & Co., Inc. dated December 5, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date: December 5, 2022	By:	/s/ Tony A. Schoen
Tony A. Schoen
Chief Financial Officer